Exhibit 99.2

Q4 2012 Earnings Call November 5, 2012 EVERY CONNECTION COUNTS

Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Deutsch’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2011 as well as in our Quarterly Reports on Form 10-Q for the fiscal quarters ended Dec. 30, 2011, March 30, 2012 and June 29, 2012, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. page 2 / November 2012

Q4 and Full Year Results Organic Sales Growth, Adjusted EPS, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Fourth Quarter Sales of $3.36 billion – down 3% organically versus prior year Adjusted EPS of $0.76 Free Cash Flow of $569 million Repurchased ~5.5 million shares Full Year Sales of $13.3 billion – down 3% organically versus prior year Adjusted EPS of $2.86 Free Cash Flow of $1.43 billion – up 7% versus FY11 page 3 / November 2012 Fourth Quarter Results in line with Guidance

Q4 Revenue Summary ($ in Millions) Q4 FY11 Y/Y Q/Q Segment Q4 FY12 Q3 FY12 (13 weeks) Change Change Transportation Solutions $ 1,538 $ 1,607 $ 1,423 8% (4)% Communications & Industrial Solutions 996 1,045 1,142 (13)% (5)% Network Solutions 830 847 921 (10)% (2)% Total $ 3,364 $ 3,499 $ 3,486 (3)% (4)% ($ in Millions) Q4 FY11 Y/Y Q/Q Region Q4 FY12 Q3 FY12 (13 weeks) Change Change Americas $1,108 $1,163 $1,112 – % (5)% EMEA 1,111 1,196 1,236 (10)% (7)% Asia Pacific 1,145 1,140 1,138 1% – % Total $ 3,364 $ 3,499 $ 3,486 (3)% (4)% page 4 / November 2012

Q4 Q4 FY11 Q3 Y/Y Q/Q Revenue Summary: FY12 (13 weeks) FY12 Organic Organic ($ in Millions) Telecom Networks $337 $377 $342 (6)% —% Energy 213 232 217 (2)% (1)% Enterprise Networks 169 181 172 —% (1)% Subsea Communications 111 131 116 (15)% (5)% Network Solutions $830 $921 $847 (5)% (1)% Telecom Networks Broadband wired network spending remains slow Energy Slowdown in utilities and industrial spending particularly in EMEA and China Enterprise Networks Weak global non-residential demand offsetting strong data center performance Subsea Communications Project funding remains challenging; new project bookings of $136 million in the quarter Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. page 7

Communications & Industrial Solutions (CIS) Q4 Q4 FY11 Q3 Y/Y Q/Q Revenue Summary: FY12 (13 Weeks) FY12 Organic Organic ($ in Millions) Industrial $ 307 $ 384 $ 336 (17)% (8)% Consumer Devices 297 309 285 (3)% 4% Data Communications 223 255 229 (10)% (2)% Appliance 169 194 195 (9)% (13)% Communications & Industrial Solutions $ 996 $ 1,142 $ 1,045 (10)% (5)% Industrial Data Communications Industrial equipment demand weak, Slowdown in IT infrastructure spending especially in Europe and Asia Appliance Very weak solar market Weak housing market Consumer Devices Significant weakness in EMEA and Asia Solid demand on new mobile device offset by growth in N. America program wins page 6 / November 2012 Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation.

Q4 Financial Summary ($ in Millions, except per share amounts) Q4 FY12 Q3 FY12 Q4 FY11 Q4 FY11 (14 weeks) (13 weeks) Net Sales $ 3,364 $ 3,499 $ 3,753 $ 3,486 Deutsch Charges Operating Income $ 401 $ 371 $ 445 $ 393 Q4 Q3 Restructuring & Other Charges 39 25 56 56 Cash $7 $26 Acquisition Related Charges 14 94 23 23 Non-cash 7 68 Adj. Operating Income $ 454 $ 490 $ 524 $ 472 Total $14 $94 Operating Margin 11.9% 10.6% 11.9% 11.3% Adjusted Operating Margin 13.5% 14.0% 14.0% 13.5% GAAP Earnings Per Share $ 0.93 $ 0.60 $ 0.74 $ 0.66 Restructuring & Other Charges 0.07 0.04 0.09 0.09 Acquisition Related Charges 0.03 0.16 0.04 0.04 Tax Items (0.27) (0.02) - - Adjusted EPS $ 0.76 $ 0.79 $ 0.87 $ 0.79 Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. / November 2012 page 8

Transportation Solutions Q4 Q4 FY11 Q3 Y/Y Q/Q Revenue Summary: FY12 (13 Weeks) FY12 Organic Organic ($ in Millions) Automotive $ 1,281 $ 1,237 $ 1,347 4% (3)% Aerospace, Defense & Marine 257 186 260 2% 1% Transportation Solutions $ 1,538 $ 1,423 $ 1,607 4% (2)% Automotive Aerospace, Defense & Marine Organic sales growth by region Solid demand in commercial aviation market Asia up 12% Strong growth in offshore markets Americas up 10% Defense down slightly EMEA down 4% Includes Deutsch sales of $75 million Global OEM production of ~19.5 million vehicles, up 2% vs. prior year Includes Deutsch sales of $78 million page 5 / November 2012 Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation.

Q4 Operating Results Adjusted Gross Margin Performance Gross margin percentage in line with guidance Expect Q1 adjusted gross margin of 31%+ Operating Expense Performance Expect Q1 RD&E of ~5.5% and SG&A of ~13.5% as percent of sales Adjusted Gross Margin Percentage is a non-GAAP measure; see Appendix for description and reconciliation. ($ in Millions) page 9 / November 2012 * 14-week basis Adjusted Gross Margin Percentage 23% 25% 27% 29% 31% 33% 35% 29.0% 24.5% 31.2% 31.3% 29.7% 31.4% 31.0% 31.8% FY 2008 FY 2009 FY 2010 FY 2011 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q4 FY12 Q4 FY11* RD&E 165 $ 194 $ SG&A 452 467 Total 617 $ 661 $ % of Sales RD&E 4.9% 5.2% SG&A 13.4% 12.4%

Q4 Other Items Net Interest Expense Expect ~$32 million in Q1 Other Income, Net Relates to Tax Sharing Agreement Expect ~$9 million in Q1 Income Taxes on Adjusted Income GAAP tax benefit due to reduction in valuation allowance associated with certain tax loss carry-forwards Expect adjusted effective tax rate of 24-25% in Q1 Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. page 10 / November 2012 ($ in Millions) Q4 FY12 Q4 FY11 Interest Expense, Net (40) $ (38) $ Adjusted Other Income, Net 12 $ 14 $ Income Tax Benefit (Expense) 18 $ (100) $ Effective Tax Rate (5)% 24% Adj. Income Tax (Expense) (100) $ (124) $ Adj. Effective Tax Rate 23% 25%

Q4 Free Cash Flow and Working Capital Capital spending expected to remain at 4-5% level ($ in Millions) Free Cash Flow is a non-GAAP measure; see Appendix for description. Working capital levels as expected page 11 / November 2012 Q4 FY12 Q4 FY11 Cash from Continuing Operations 714 $ 608 $ Capital Expenditures (148) (204) Proceeds from Sale of PP&E 10 7 Pre-separation tax payments, net (7) 129 Free Cash Flow 569 $ 540 $ A/R - $ 2,343 $ 2,341 $ Days Sales Outstanding 63 61 Inventory (ex. CIP) - $ 1,751 $ 1,815 $ Days on Hand 69 69 Accounts Payable - $ 1,292 $ 1,454 $ Days Outstanding 51 55

Q4 Liquidity, Cash and Debt ($ in Millions) Dividends $0.21 per share paid in September Share repurchases restarted in Q4 Expect ~$3 billion of debt in fiscal 2013 Free Cash Flow is a non-GAAP measure; see Appendix for description. page 12 / November 2012 Q4 FY12 Q4 FY11 Beginning Cash Balance 1,302 $ 1,212 $ Free Cash Flow 569 540 Dividends (89) (76) (50) - Pre-Separation tax payments, net 7 (129) Share repurchases (168) (325) Other 18 (4) Ending Cash Balance 1,589 $ 1,218 $ Total Debt 3,711 $ 2,667 $ Net decrease in commercial paper

Segment Change Effective FY13 FY12 Sales – Current Segments Aligning businesses with similar market drivers, technology, and products page 13 / November 2012 FY12 Sales – New Segments ($ in Billions) Transportation Solutions 6.0 $ Automotive/ Commercial Vehicle 5.1 Aerospace, Defense, & Marine 0.9 Communications & Industrial Solutions 4.0 $ Industrial 1.3 Consumer Devices 1.1 Data Communications 0.9 Appliance 0.7 Network Solutions 3.3 $ Telecom Networks 1.3 Enterprise Networks 0.7 Energy 0.8 Subsea Communications 0.5 Total 13.3 $ Transportation Solutions 5.1 $ Automotive/ Commercial Vehicle 5.1 Industrial Solutions 3.0 $ Industrial 1.3 Energy 0.8 Aerospace, Defense, & Marine 0.9 Consumer Solutions 1.9 $ Consumer Devices 1.2 Appliance 0.7 Network Solutions 3.3 $ Telecom Networks 1.3 Enterprise Networks 0.6 Data Communications 0.9 Subsea Communications 0.5 Total 13.3 $

Q4 Orders Summary page 14 / November 2012 ($ in Millions) Segment Q4 FY12 Q3 FY12 Q4 FY11 (13 weeks) Y/Y Change Q/Q Change Transportation Solutions 1,482 $ 1,615 $ 1,445 $ 3% (8)% Book to Bill 0.96 1.01 1.02 Communications & Industrial Solutions 911 1,011 984 (7)% (10)% Book to Bill 0.91 0.97 0.86 Network Solutions Excl. Subsea Communications 662 720 742 (11)% (8)% Book to Bill 0.92 0.99 0.94 Total Excluding Subsea Communications 3,055 3,347 3,172 (4)% (9)% Book to Bill 0.94 0.99 0.95 Subsea Communications 136 111 81 Total 3,190 $ 3,458 $ 3,253 $ (2)% (8)% Book to Bill 0.95 0.99 0.93

Q1 FY 13 Outlook^ page 15 / November 2012 ^ Assumes current commodity and currency exchange rates. * Organic sales growth and Adjusted EPS are non-GAAP measures; see Appendix for description. Q1 FY13 Outlook Versus prior year Transportation Solutions – about flat Global auto production expected to be down slightly Asia up ~3% North America up ~5% EMEA down ~10% Deutsch adds ~$75 million Network Solutions – about flat Broadband wired spending continues to be slow Industrial Solutions – up low single digits Addition of Deutsch offsets continued weakness in industrial equipment market Deutsch adds ~$75 million Consumer Solutions – about flat Improvement in mobile device business offset by weaker PC market ($ in Millions, except per share amounts) Sales $3,150 to $3,250 Growth vs Prior Year: Actual (1)% 3% Organic* (4)% (1)% Adjusted EPS* $0.62 to $0.66 Growth vs Prior Year (2)% 5% Q1 Guidance Mid-Point Reconciliation Sales Adjusted EPS Q1 FY2012 $3,170 $0.63 Deutsch 150 0.05 Volume (net of price erosion) (80) (0.02) Fx (40) (0.02) Guidance Mid-Point $3,200 $0.64 Guidance Range $0.62 to $0.66 $3,150 to $3,250

FY 13 Outlook^

FY13 Outlook

($ in Millions, except per share amounts)

Sales	$13,400	to	$14,000
Growth vs Prior Year:			
Actual	1%		5%
*Organic**	(2)%		3%
Adjusted EPS*	$3.00	to	$3.30
Growth vs Prior Year	5%		15%

Revenue by Quarter



Revenue ($ in Billions)
3.6
3.4
3.2
3.0
Q4 Prior Year**
Q1
Q2
Q3
Q4**
FY13 Guidance Midpoint
FY12 Results
FY11 Results

Versus prior year

Transportation Solutions

- ✓ Global auto production expected to be about flat year over year
  - ✓ Asia up ~2%
  - ✓ North America up ~2%
  - ✓ EMEA down ~4%

Networks Solutions

- ✓ Broadband wired spending expected to be ~ flat
- ✓ SubCom sales about flat vs. prior year

Industrial Solutions

- ✓ Flat to slightly up including Deutsch

Consumer Solutions

- ✓ Growth in tablets and smartphones offset by further declines in PC market

Guidance mid-point:
3% Revenue growth
10% Adjusted EPS growth

** Q4 FY 11 is 13-week basis
^ Assumes current commodity and currency exchange rates.
* Organic sales growth and Adjusted EPS are non-GAAP measures; see Appendix for description.

TE connectivity

page 16 / November 2012

Summary page 17 / November 2012 Fiscal 2012 Recap Improved operating leverage Strong cash flow of $1.4 billion Over $7 billion in free cash flow generated since 2007 with over 60% returned to shareholders Strengthened the portfolio with the addition of Deutsch Fiscal 2013 Entering the year with a very strong product portfolio Positioned to deliver solid performance in a slow growth environment Expect 10% adjusted EPS growth on 3% sales growth at guidance midpoint Expect strong free cash flow that approximates net income Expanding restructuring to reduce excess capacity and improve margins

Q & A page 18 / November 2012

Appendix page 19 / November 2012

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Free Cash Flow” (FCF), and “EBITDA” are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates, acquisitions and divestitures, if any, and an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity and the impact of an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles page 20 / November 2012

Non-GAAP Measures (cont.) We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our performance and ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any. page 21 / November 2012

Non-GAAP Measures (cont.) Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. “EBITDA” (earnings before interest, taxes, depreciation and amortization) is a non-GAAP measure and should not be considered a replacement for GAAP results. EBITDA is not intended to represent results of operations in accordance with GAAP and should not be considered a substitute for net income or any other operating measure prepared in accordance with GAAP. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 22 / November 2012

Net Sales Reconciliation – Q4 12 vs. Q3 12

	Change in Net Sales for the Quarter Ended September 28, 2012 versus Net Sales for the Quarter Ended June 29, 2012					Percentage of Segment's Total Net Sales for the Quarter Ended
	Organic [1]		Translation [2]	Total		September 28, 2012
			($ in millions)			
Transportation Solutions [3]:						
Automotive	$ (40)	(2.7) %	$ (26)	$ (66)	(4.9) %	83 %
Aerospace, Defense, and Marine	2	1.3	(5)	(3)	(1.2)	17
Total	(38)	(2.3)	(31)	(69)	(4.3)	100 %
Communications and Industrial Solutions [3]:						
Industrial	(29)	(8.3)	-	(29)	(8.6)	31
Consumer Devices	11	4.0	1	12	4.2	30
Data Communications	(5)	(2.1)	(1)	(6)	(2.6)	22
Appliance	(26)	(13.1)	-	(26)	(13.3)	17
Total	(49)	(4.7)	-	(49)	(4.7)	100 %
Network Solutions [3]:						
Telecom Networks	(2)	(0.4)	(3)	(5)	(1.5)	41
Energy	(2)	(0.9)	(2)	(4)	(1.8)	26
Enterprise Networks	(1)	(0.7)	(2)	(3)	(1.7)	20
Subsea Communications	(6)	(4.9)	1	(5)	(4.3)	13
Total	(11)	(1.3)	(6)	(17)	(2.0)	100 %
Total	$ (98)	(2.8) %	$ (37)	$ (135)	(3.9) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 23 / November 2012

Net Sales Reconciliation – Q4 12 vs. Q4 11

	Change in Net Sales for the Quarter Ended September 28, 2012 versus Net Sales for the Quarter Ended September 30, 2011							Percentage of Segment's Total Net Sales for the Quarter Ended September 28, 2012
	Organic [1]		Translation [2]	Impact of 14th Week [3]	Acquisition	Total		
	($ in millions)							
Transportation Solutions [4]:								
Automotive	$ 54	4.0 %	$ (88)	$ (102)	$ 78	$ (58)	(4.3) %	83 %
Aerospace, Defense, and Marine	4	1.9	(8)	(10)	75	61	31.1	17
Total	58	3.7	(96)	(112)	153	3	0.2	100 %
Communications and Industrial Solutions [4]:								
Industrial	(72)	(17.1)	(5)	(30)	-	(107)	(25.8)	31
Consumer Devices	(8)	(2.5)	(4)	(23)	-	(35)	(10.5)	30
Data Communications	(27)	(10.1)	(5)	(16)	-	(48)	(17.7)	22
Appliance	(19)	(9.3)	(6)	(14)	-	(39)	(18.8)	17
Total	(126)	(10.3)	(20)	(83)	-	(229)	(18.7)	100 %
Network Solutions [4]:								
Telecom Networks	(25)	(6.2)	(15)	(32)	-	(72)	(17.6)	41
Energy	(4)	(1.6)	(15)	(14)	-	(33)	(13.4)	26
Enterprise Networks	(1)	(0.1)	(11)	(16)	-	(28)	(14.2)	20
Subsea Communications	(22)	(15.4)	2	(10)	-	(30)	(21.3)	13
Total	(52)	(5.2)	(39)	(72)	-	(163)	(16.4)	100 %
Total	$ (120)	(3.2) %	$ (155)	$ (267)	$ 153	$ (389)	(10.4) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, the impact of changes in foreign currency exchange rates, and the impact of an additional week in the fourth quarter of fiscal 2011. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 24 / November 2012

Net Sales Reconciliation – FY 12 vs. FY 11

	Change in Net Sales for the Year Ended September 28, 2012 versus Net Sales for the Year Ended September 30, 2011														Percentage of Segment's Total Net Sales for the Year Ended September 28, 2012
	Organic [1]				Translation [2]		Impact of 53rd Week [3]		Acquisitions		Total				
	($ in millions)														
Transportation Solutions [4]:															
Automotive	$	320	6.5	%	$	(181)	$	(102)	$	174	$	211	4.3	%	86 %
Aerospace, Defense, and Marine		40	5.6			(16)		(10)		153		167	23.8		14
Total		360	6.4			(197)		(112)		327		378	6.7		100 %
Communications and Industrial Solutions [4]:															
Industrial		(232)	(14.9)			(16)		(30)		-		(278)	(17.9)		32
Consumer Devices		(79)	(6.5)			(1)		(23)		-		(103)	(8.4)		28
Data Communications		(169)	(15.9)			(7)		(16)		-		(192)	(18.0)		22
Appliance		(65)	(8.1)			(16)		(14)		-		(95)	(11.8)		18
Total		(545)	(11.7)			(40)		(83)		-		(668)	(14.3)		100 %
Network Solutions [4]:															
Telecom Networks		(110)	(8.2)			(37)		(32)		117		(62)	(4.6)		39
Energy		14	1.5			(37)		(14)		-		(37)	(4.2)		25
Enterprise Networks		-	-			(29)		(16)		37		(8)	(1.2)		21
Subsea Communications		(91)	(15.8)			2		(10)		-		(99)	(17.1)		15
Total		(187)	(5.4)			(101)		(72)		154		(206)	(5.9)		100 %
Total	$	(372)	(2.7)	%	$	(338)	$	(267)	$	481	$	(496)	(3.6)	%	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, the impact of changes in foreign currency exchange rates, and the impact of an additional week in the fourth quarter of fiscal 2011. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Represents the impact of an additional week in the fourth quarter of fiscal 2011. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

[4] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 25 / November 2012

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2012 page 26 / November 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 214 $ 14 $ 15 $ - $ 243 $ Communications and Industrial Solutions 105 - 7 - 112 Network Solutions 82 - 17 - 99 Total 401 $ 14 $ 39 $ - $ 454 $ Operating Margin 11.9% 13.5% Other Income, Net 19 $ - $ - $ (7) $ 12 $ Income Tax (Expense) Benefit 18 $ (1) $ (10) $ (107) $ (100) $ Effective Tax Rate (4.7)% 23.5% Income from Continuing Operations Attributable to TE Connectivity Ltd. 398 $ 13 $ 29 $ (114) $ 326 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.93 $ 0.03 $ 0.07 $ (0.27) $ 0.76 $ Adjustments (3) See description of non-GAAP measures contained in this appendix. (2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustment includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. ($ in millions, except per share data) (1) Includes $7 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales, $4 million of acquisition and integration costs, and $3 million of restructuring costs.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2011 page 27 / November 2012 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income: Transportation Solutions 237 $ - $ 4 $ 241 $ Communications and Industrial Solutions 89 - 51 140 Network Solutions 119 23 1 143 Total 445 $ 23 $ 56 $ 524 $ Operating Margin 11.9% 14.0% Other Income, Net 14 $ - $ - $ 14 $ Income Tax Expense (100) $ (7) $ (17) $ (124) $ Effective Tax Rate 23.8% 24.8% Income from Continuing Operations Attributable to TE Connectivity Ltd. 320 $ 16 $ 39 $ 375 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.74 $ 0.04 $ 0.09 $ 0.87 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2012 page 28 / November 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 847 $ 116 $ 16 $ - $ 979 $ Communications and Industrial Solutions 337 - 58 - 395 Network Solutions 334 - 40 - 374 Total 1,518 $ 116 $ 114 $ - $ 1,748 $ Operating Margin 11.4% 13.2% Other Income, Net 50 $ - $ - $ (17) $ 33 $ Income Tax Expense (249) $ (24) $ (33) $ (90) $ (396) $ Effective Tax Rate 17.6% 24.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,163 $ 92 $ 81 $ (107) $ 1,229 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.70 $ 0.21 $ 0.19 $ (0.25) $ 2.86 $ Adjustments (3) See description of non-GAAP measures contained in this appendix. (2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S tax rate changes. ($ in millions, except per share data) (1) Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring costs.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 page 29 / November 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 848 $ - $ (14) $ - $ 834 $ Communications and Industrial Solutions 515 - 65 - 580 Network Solutions 324 138 5 - 467 Total 1,687 $ 138 $ 56 $ - $ 1,881 $ Operating Margin 12.2% 13.7% Other Income, Net 27 $ - $ - $ 14 $ 41 $ Income Tax Expense (347) $ (35) $ (18) $ (35) $ (435) $ Effective Tax Rate 22.0% 24.4% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,223 $ 103 $ 38 $ (21) $ 1,343 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns . Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2011 page 30 / November 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 223 $ 4 $ (4) $ - $ 223 $ Communications and Industrial Solutions 61 - 17 - 78 Network Solutions 77 - 5 - 82 Total 361 $ 4 $ 18 $ - $ 383 $ Operating Margin 11.4% 12.1% Other Income, Net 1 $ - $ - $ - $ 1 $ Income Tax Expense (88) $ - $ (8) $ 17 $ (79) $ Effective Tax Rate 26.8% 22.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 238 $ 4 $ 10 $ 17 $ 269 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.55 $ 0.01 $ 0.02 $ 0.04 $ 0.63 $ (2) See description of non-GAAP measures contained in this appendix. (1) Primarily relates to income tax expense associated with certain non-U.S tax rate changes. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2012 page 31 / November 2012 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 183 $ 94 $ 3 $ - $ 280 $ Communications and Industrial Solutions 96 - 16 - 112 Network Solutions 92 - 6 - 98 Total 371 $ 94 $ 25 $ - $ 490 $ Operating Margin 10.6% 14.0% Other Income, Net 19 $ - $ - $ (10) $ 9 $ Income Tax Expense (88) $ (23) $ (6) $ - $ (117) $ Effective Tax Rate 25.3% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 260 $ 71 $ 19 $ (10) $ 340 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.16 $ 0.04 $ (0.02) $ 0.79 $ (3) See description of non-GAAP measures contained in this appendix. (2) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. ($ in millions, except per share data) (1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring costs. Adjustments

Gross Margin and Gross Margin Percentage Reconciliation page 32 / November 2012 For the Years Ended For the Quarters Ended September 24, September 30, September 28, December 30, March 30, June 29, September 28, 2010 2011 2012 2011 2012 2012 2012 Net sales 11,681 $ 13,778 $ 13,282 $ 3,170 $ 3,249 $ 3,499 $ $3,364 Cost of sales 8,038 9,507 9,236 2,227 2,228 2,481 2,300 Gross margin 3,643 4,271 4,046 943 1,021 1,018 1,064 Gross margin percentage 31.2% 31.0% 30.5% 29.7% 31.4% 29.1% 31.6% Restructuring and Other Charges (Credits) (3) - - - - - - Acquisition Related Charges - 39 75 - - 68 7 Adjusted gross margin (1) 3,640 $ 4,310 $ 4,121 $ 943 $ 1,021 $ 1,086 $ 1,071 $ Adjusted gross margin percentage (1) 31.2% 31.3% 31.0% 29.7% 31.4% 31.0% 31.8% (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 13 Week Quarter Ended September 30, 2011 page 33 / November 2012 Adjustment Acquisition Restructuring 14 Weeks 13 Weeks 14 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (Non-GAAP) (2) 14th Week (3) (Non-GAAP) (4) Operating Income 445 $ 23 $ 56 $ - $ 524 $ (52) $ 472 $ Operating Margin 11.9% 14.0% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.74 $ 0.04 $ 0.09 $ - $ 0.87 $ (0.08) $ 0.79 $ ($ in millions, except per share data) Adjustments (3) Estimated impact of the 14th week using an average weekly sales figure for the last month of the fiscal year. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales. (2) See description of non-GAAP measures contained in this appendix. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2011.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 page 34 / November 2012 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (4) (Non-GAAP) (5) Operating Income 1,687 $ 138 $ 56 $ - $ 1,881 $ (52) $ 1,829 $ Operating Margin 12.2% 13.7% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.76 $ 0.23 $ 0.09 $ (0.05) $ 3.03 $ (0.08) $ 2.95 $ (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (4) Estimated impact of the 53rd week using an average weekly sales figure for the last month of the fiscal year. (5) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments (3) See description of non-GAAP measures contained in this appendix. (1) Includes $80 million of restructuring charges, $39 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of acquisition and integration costs.